Borrower Security Agreement

                           BORROWER SECURITY AGREEMENT

         THIS BORROWER SECURITY AGREEMENT (the "Agreement") dated as of January 31, 2000, is executed by PRIME REFRACTIVE MANAGEMENT, L.L.C., a Delaware limited liability company (the "Borrower"), for the benefit of BANK OF AMERICA, N.A., a national banking association ("B of A"), not in its individual capacity but solely as administrative agent for itself and each of the other Lenders (each, a "Lender" and collectively, the "Lenders") as defined in the Loan Agreement (as hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent").

                                R E C I T A L S:
                                 - - - - - - - -

         A. Borrower, B of A, as administrative agent, BankBoston, N.A., as documentation agent, and the Lenders have entered into that certain Loan Agreement dated January __, 2000, (as the same may be amended, restated, extended, supplemented or modified from time to time, the "Loan Agreement"), pursuant to which the Lenders have agreed to make an advancing term loan to the Borrower with advances thereunder not to exceed an aggregate principal amount of Fourteen Million and 00/100 Dollars ($14,000,000.00).

     B. The Agents and the Lenders have conditioned their obligations under the Loan Agreement upon the execution and delivery of this Agreement by the Borrower.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         Section 1.1 Terms Defined in Loan Agreement. Capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

         Section 1.2 Terms Defined in Uniform Commercial Code. Terms used herein which are defined in the Uniform Commercial Code as adopted by the State of Texas, unless otherwise defined herein or in the Loan Agreement, shall have their meanings as set forth in the Uniform Commercial Code as adopted by the State of Texas.

     Section 1.3 Additional Definitions. As used in this Agreement, the following terms shall have the following meanings:



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                                        3

                           Borrower Security Agreement

                  "Accounts"  means any  "account,"  as such term is  defined in
Article 9 of the UCC, now owned or hereafter acquired by the Borrower, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Borrower: (a) all rights of the Borrower to payment for goods sold or leased or services rendered, whether or not earned by performance; (b) all accounts receivable of the Borrower; (c) all rights of the Borrower to receive any payment of money or other form of consideration; (d) all security pledged, assigned, or granted to or held by the Borrower to secure any of the foregoing; (e) all guaranties of, or indemnifications with respect to, any of the foregoing; and (f) all rights of the Borrower as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.

                  "Chattel Paper" means any "chattel paper," as such term is defined in Article 9 of the UCC, now owned or hereafter acquired by the Borrower.

                  "Collateral" has the meaning specified in Section 2.1 of this Agreement.

                  "Document"  means any  "document,"  as such term is defined in
Article 9 of the UCC, now owned or hereafter acquired by the Borrower, including, without limitation, all documents of title and warehouse receipts of the Borrower.

                  "Equipment"  means any "equipment," as such term is defined in
Article 9 of the UCC, now owned or hereafter acquired by the Borrower and, in any event, shall include, without limitation, all machinery, equipment, furnishings, and fixtures now owned or hereafter acquired by the Borrower and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

                  "General Intangibles" means any "general intangibles," as such term is defined in Article 9 of the UCC, now owned or hereafter acquired by the Borrower and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Borrower: (a) all of the Borrower's patents, patent applications, patent rights, service marks, trademarks, trade names, trade secrets, intellectual property, registrations, goodwill, copyrights, franchises, licenses, permits, proprietary information, customer lists, designs, and inventions; (b) all of the Borrower's books, records, data, plans, manuals, computer software, and computer programs; (c) all of the Borrower's contract rights; (d) all of the Borrower's partnership interests, joint venture, limited liability company,and membership interests (but only to the extent not otherwise pledged to the Administrative Agent pursuant to a separate pledge or security agreement), deposit accounts, investment accounts, and certificates of deposit; (e) all rights of the Borrower to payment under letters of credit and similar agreements; (f) all tax refunds and tax refund claims of the Borrower; (g) all choses in action and causes of action of the Borrower (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of the Borrower; (h) all rights and claims of the Borrower under warranties and indemnities; and (i) all rights of the Borrower under any insurance, surety, or similar contract or arrangement.

                  "Instrument" means any "instrument," as such term is defined in Article 9 of the UCC and any note payable to Borrower or its order together with all collateral securing such note and all agreements and documents related thereto or arising therefrom, now owned or hereafter acquired by the Borrower.

                  "Inventory"  means any "inventory," as such term is defined in
Article 9 of the UCC, now owned or hereafter acquired by the Borrower, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Borrower: (a) all goods and other personal property of the Borrower that are held for sale or lease or to be furnished under any contract of service; (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials of the Borrower; (c) all wrapping, packaging, advertising, and shipping materials of the Borrower; (d) all goods that have been returned to, repossessed by, or stopped in transit by the Borrower; and (e) all Documents evidencing any of the foregoing.

                  "Investment Property" means "investment property," as such term is defined in Section 9.115(a)(6) of the Texas Business and Commerce Code.

                  "Motor Vehicle" means all cars, trucks, vans and other motor vehicles now owned or hereafter acquired by the Borrower which are used by the Borrower for the transfer of lithotripters and lithotripsy related equipment, including without limitation, those motor vehicles listed on Schedule 1 hereto, and any and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                  "Proceeds"  means any  "proceeds,"  as such term is defined in
Article 9 of the UCC and, in any event,  shall  include,  but not be limited to,
(a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to the Borrower from time to time with respect to any of the Collateral,
(b) any and all payments (in any form whatsoever) made or due and payable to the Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Securities" means all shares of stock of any Person now owned or hereafter acquired by the Borrower including, without limitation, each of the shares listed on Schedule 2 hereto, and all dividends, cash, stock dividends, instruments and other investment property from time to time received, receivable by, or otherwise distributed to the Borrower for its own account in respect of or in exchange for any or all of such shares, and the certificates representing such shares.

                  "UCC" means the Uniform Commercial Code as in effect in the State of Texas or, if so required with respect to any particular Collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

                                   ARTICLE II

                          Security Interest and Pledge

         Section 2.1 Security Interest and Pledge. The Borrower hereby pledges and grants to the Administrative Agent, for the pro rata benefit of the Lenders, a lien on and security interest in all of the Borrower's right, title, and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):

                  (a)      all Accounts;

                  (b)      all Chattel Paper;

                  (c)      all Instruments;

                  (d)      all General Intangibles and all Securities;

                  (e)      all Investment Property;

                  (f)      all Documents;

     (g) all Equipment, including, without limitation, all Motor Vehicles;

                  (h)      all Inventory;


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     (i) all other goods and personal  property of the Borrower whether tangible or intangible; and

                  (j) all Proceeds and products of any or all of the foregoing.

         Section 2.2 Secured Indebtedness. The Collateral shall secure the following obligations, indebtedness, and liabilities (whether at stated maturity, by acceleration or otherwise) (all such obligations, indebtedness, and liabilities being hereinafter sometimes called the "Secured Indebtedness"):

                  (a)      the Obligations;

                  (b) all reasonable costs and expenses, including, without limitation, all reasonable attorneys' fees and legal expenses, incurred by any of the Agents or any Lender to preserve and maintain the Collateral, collect the obligations herein described, and enforce this Agreement; and

     (c) all extensions, renewals, and modifications of any of the foregoing.

         Section 2.3 Borrower Remains Liable. Notwithstanding anything to the contrary contained herein, (a) the Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release the Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Administrative Agent nor any Lender shall have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Administrative Agent or any Lender be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                   ARTICLE III

                         Representations and Warranties

         To induce the Administrative Agent to enter into this Agreement and the Agents and the Lenders to enter into the Loan Agreement, the Borrower represents and warrants to the Administrative Agent that:

         Section 3.1 Title. The Borrower is, and with respect to Collateral acquired after the date hereof the Borrower will be, the legal and beneficial owner of the Collateral free and clear of any Lien, security interest, pledge, claim or other encumbrance (except for Liens permitted by Section 9.2 of the Loan Agreement and liens in favor of the Prime Administrative Agent (as hereinafter defined)) or, with respect to the Securities, any right or option on the part of any Person (other than the Lenders) to purchase or otherwise acquire the Securities or any part thereof, except for the security interests granted hereunder, Liens permitted by Section 9.2 of the Loan Agreement, and liens in favor of the Prime Administrative Agent (as hereinafter defined). The liens and security interests granted herein are subject and subordinate to the liens granted in favor of Bank of America, N.A., as Administrative Agent under the Fourth Amended and Restated Loan Agreement dated as of the date hereof (the "Prime Loan Agreement") among Prime Medical Services, Inc., Bank of America, N.A., as Administrative Agent (the "Prime Administrative Agent"), BankBoston, N.A., as Documentation Agent, and the lenders from time to time party thereto.

         Section 3.2 Accounts. Unless the Borrower has given the Administrative Agent written notice to the contrary, whenever the security interest granted hereunder attaches to an Account, the Borrower shall be deemed to have represented and warranted to the Administrative Agent as to each and all of its Accounts that (a) each Account is genuine and in all respects what it purports to be, (b) each Account represents the legal, valid, and binding obligation of the account Borrower evidencing indebtedness unpaid and owed by such account Borrower arising out of the performance of labor or services by the Borrower or the sale or lease of goods by the Borrower, (c) the amount of each Account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (d) no Account is subject to any offset, counterclaim, or other defense.

         Section 3.3 Rule 144 Securities. With respect to all Collateral that is Securities which are subject to Rule 144 under the Securities Act of 1933, as such rule and act are amended at the time in question and any successor in whole or in part thereto, (a) the Borrower is the beneficial and record owner thereof, free and clear of any Liens or transfer restrictions (other than restrictions on the amount thereof which may be sold, and the manner in which sales may be made, imposed by such Rule 144), (b) the Borrower acquired such Securities directly from the issuer thereof more than two (2) years prior to the date hereof in transactions not involving any public offering, (c) the Borrower paid the purchase price therefor in cash more than two (2) years prior to the date hereof, (d) since such date of acquisition, the Borrower has not had a short position in, or any put or option to dispose of, any capital stock of any issuer thereof or Securities convertible into capital stock of any issuer thereof, (e) neither the Borrower, nor any person or entity, the sales of which are required by Rule 144 to be aggregated with the sales of the Borrower, has sold any capital stock of any issuer of such Securities during the period of six (6) months prior to the date hereof, other than sales pursuant to an effective registration statement under the Securities Act of 1933, as amended, and (f) to the Borrower's best knowledge, each issuer of such Securities has timely filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended.

         Section 3.4 Financing Statements. No financing statement, security agreement, or other Lien instrument covering all or any part of the Collateral is on file in any public office, except as may have been filed in favor of the Prime Administrative Agent, any lender under the Prime Agreement, Administrative Agent, or any Lender pursuant to this Agreement. The Borrower has not within the past five (5) years had a trade name or done business under any name other than its legal name set forth at the beginning of this Agreement.

         Section 3.5 Principal Place of Business. The principal place of business and chief executive office of the Borrower, and the office where the Borrower keeps its books and records, is located at the address of the Borrower shown on the signature pages of this Agreement.

         Section 3.6 Location of Collateral. All Inventory and Equipment of the Borrower are located at the places specified on Schedule 3 hereto. The Borrower has exclusive possession and control of its Inventory and Equipment. None of the Inventory or Equipment of the Borrower is evidenced by a Document (including, without limitation, a negotiable document of title). All Instruments, Chattel Paper, Securities and certificates of title of the Borrower have been delivered to the Prime Administrative Agent, to perfect on its behalf and on behalf of the Administrative Agent.

         Section 3.7 Perfection. Upon the filing of Uniform Commercial Code financing statements in the jurisdictions listed on Schedule 4 attached hereto, and upon the Administrative Agent's obtaining possession of all Documents,
Instruments,  Chattel  Paper,  Securities  and  certificates  of  title  of  the
Borrower, and upon the Administrative Agent's obtaining control of all Investment Property, the security interest in favor of the Administrative Agent created herein will constitute a valid and perfected Lien upon and security interest in the Collateral, subject to no equal or prior Lien, except in favor of the Prime Administrative Agent and as permitted by Section 9.2 of the Loan Agreement.

         Section 3.8 Independent Investigation. The Borrower has, independently and without reliance upon any of the Agents or any Lender and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. There are no conditions precedent to the full effectiveness of this Agreement that have not been fully and permanently satisfied.

         Section 3.9 Litigation. Except as disclosed on Schedule 7.5 to the Prime Agreement, there is no litigation, investigation, or governmental proceeding threatened against the Borrower or any of its properties which if adversely determined would have a material adverse effect on the Collateral or the financial condition, operations, or business of the Borrower, any Material Subsidiary or the Companies taken as a whole.

                                   ARTICLE IV

                                    Covenants

         The Borrower covenants and agrees with the Administrative Agent that until the Secured Indebtedness is paid and performed in full and the Commitments have terminated:

         Section 4.1 Encumbrances. Except as permitted by Section 9.2 of the Loan Agreement and liens in favor of the Prime Administrative Agent, the Borrower shall not create, permit, or suffer to exist, and shall defend the Collateral against, any Lien, security interest, or other encumbrance on the Collateral, and shall defend the Borrower's rights in the Collateral and the Administrative Agent's security interest in the Collateral against the claims and demands of all Persons. The Borrower shall do nothing to impair the rights of the Administrative Agent in the Collateral.

         Section 4.2 Delivery. Prior to or concurrently with the execution and delivery of this Agreement, Borrower shall deliver to the Prime Administrative Agent to acknowledge the Administrative Agent's lien and security interest in all certificates identified on Schedule 2 hereto, with all Chattel Paper, Instruments and Documents of the Borrower.

         Section 4.3 Modification of Accounts. The Borrower shall, in accordance with prudent business practices, endeavor to collect or cause to be collected from each account Borrower under its Accounts, as and when due, any and all amounts owing under such Accounts. Without the prior written consent of the Administrative Agent, the Borrower shall not (a) grant any extension of time on any Account for any payment or grant extensions of time for payments on its Accounts which cause the aggregate amount of all payments extended by the Borrower on its Accounts during any fiscal year of the Borrower to exceed $150,000.00, (b) compromise, compound, or settle any of the Accounts for less than the full amount thereof; provided, however, that the Borrower may compromise, compound or settle any Account which is an amount less than $50,000.00, provided the aggregate amount compromised, compounded or settled during any fiscal year of the Borrower shall not exceed $150,000.00, (c) release, in whole or in part, any Person liable for payment of an Account in excess of $50,000.00, (d) allow any credit or discount for payment with respect to any Account in excess of $50,000.00, other than trade discounts granted in the ordinary course of business; provided, however, that the aggregate amount of all credits or discounts granted during any fiscal year of the Borrower shall not exceed $150,000.00, or (e) release any Lien, security interest, or guaranty securing any Account in excess of $50,000.00.

         Section 4.4 Disposition of Collateral. The Borrower shall not sell, lease, assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, the Collateral or any part thereof without the prior written consent of the Administrative Agent, except the Borrower may sell Inventory in the ordinary course of business.

         Section 4.5 Distributions. If the Borrower shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or an exchange for any Collateral or otherwise, the Borrower agrees to accept the same as the Administrative Agent's agent and to hold the same in trust for the Administrative Agent and to deliver the same forthwith to the Prime Administrative Agent in the exact form received, with the appropriate endorsement of the Borrower when necessary and/or appropriate undated stock powers duly executed in blank, to be held by the Prime Administrative Agent on its own behalf and on behalf of Administrative Agent as additional Collateral for the Secured Indebtedness, subject to the terms hereof. Any sums paid upon or in respect of the Securities upon the liquidation or dissolution of the issuer thereof shall be paid over to the Prime Administrative Agent to be held by it as additional Collateral for the Secured Indebtedness subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Securities or any property shall be distributed upon or with respect to the Securities pursuant to any recapitalization or reclassification of the capital of the issuer thereof or pursuant to any reorganization of the issuer thereof, the property so distributed shall be delivered to the Prime Administrative Agent to be held by it, as additional Collateral for the Secured Indebtedness, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Securities that are received by the Borrower shall, until paid or delivered to the Administrative Agent (or the Prime Administrative Agent, so long as it has a prior lien), be held by the Borrower in trust as additional security for the Secured Indebtedness.

         Section 4.6 Further Assurances. At any time and from time to time, upon the request of the Administrative Agent, and at the sole expense of the Borrower, the Borrower shall promptly execute and deliver all such further instruments, agreements, and documents and take such further action as the Administrative Agent may reasonably deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement. Without limiting the generality of the foregoing, the Borrower shall: (a) execute and deliver to the Administrative Agent such financing statements as the Administrative Agent may from time to time require;
(b) deliver and pledge to the Administrative Agent (or the Prime Administrative Agent, so long as it has a prior lien) all Documents (including, without limitation, negotiable documents of title) evidencing Inventory or Equipment;
(c) deliver and pledge to the Administrative Agent (or the Prime Administrative Agent, so long as it has a prior lien) all certificates of title required by the Loan Agreement, Instruments and Chattel Paper of the Borrower with any necessary endorsements; and (d) execute and deliver to the Administrative Agent such other documents, instruments, and agreements as the Administrative Agent may reasonably require to perfect and maintain the validity, effectiveness, and priority of the Loan Documents and the Liens intended to be created thereby. The Borrower authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower where permitted by law. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

         Section 4.7 Risk of Loss; Insurance. The Agents and the Lenders shall not be responsible for any loss or damage to the Collateral. The Borrower shall, at its own expense, maintain insurance with financially sound and reputable insurance companies in such amounts and covering such risks as is usually carried by corporations engaged in similar businesses and owning similar properties in the same general areas in which the Borrower operates consistent with past practices and to the extent available on commercially reasonable terms, provided that in any event the Borrower will maintain workmen's compensation insurance, property insurance, comprehensive general liability insurance, professional liability insurance and business interruption insurance reasonably satisfactory to the Administrative Agent. Each insurance policy covering Collateral shall name the Administrative Agent as loss payee for the benefit of the Lenders as its interest may appear and shall provide that such policy will not be canceled or reduced without thirty (30) days prior written notice to the Administrative Agent.

         Section 4.8 Inspection Rights. The Borrower shall permit the Administrative Agent and each Lender and their respective representatives to examine, inspect, and audit the Collateral and to examine, inspect, and copy the Borrower's books and records at any reasonable time and as often as the Administrative Agent or any such Lender may desire. The Administrative Agent and each Lender may at any time and from time to time contact account Borrowers and other obligors to verify the existence, amounts, and terms of the Borrower's Accounts.

         Section 4.9 Corporate Changes. The Borrower shall not change its name, identity, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless the Borrower shall have given the Administrative Agent thirty (30) days prior written notice thereof and shall have taken all action reasonably deemed necessary or desirable by the Administrative Agent to make each financing statement not seriously misleading. The Borrower shall not change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given the Administrative Agent thirty (30) days prior written notice thereof and shall have taken all action reasonably deemed necessary or desirable by the Administrative Agent to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

         Section 4.10 Books and Records; Information. The Borrower shall keep accurate and complete books and records of the Collateral and the Borrower's business and financial condition in accordance with GAAP. The Borrower shall from time to time at the request of the Administrative Agent deliver to the Administrative Agent such information regarding the Collateral and the Borrower as the Administrative Agent may reasonably request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. The Borrower shall mark its records to reflect the security interest of the Administrative Agent hereunder.

         Section 4.11      Equipment and Inventory.
                           -----------------------

                  (a) The Borrower shall keep the Equipment and Inventory at the locations specified on Schedule 3 hereto or, upon thirty (30) days prior written notice to the Administrative Agent, at such other places within the United States of America where all action required to perfect the Administrative Agent's security interest in the Equipment and Inventory with the priority required by this Agreement shall have been taken.

     (b) The Borrower shall maintain the Equipment and Inventory in accordance with Section 8.3 of the Loan Agreement.

         Section 4.12 Warehouse Receipts Non-Negotiable. The Borrower agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section
7.104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under relevant law).

         Section 4.13 Taxes and Claims. The Borrower shall pay and discharge, before the same become delinquent, (a) all material taxes, assessments, and governmental charges imposed upon it or upon any of its property, and (b) all material lawful claims that, if unpaid, might become a Lien upon any of its property; provided, however, that the Borrower shall not be required to pay or discharge any such tax, assessment, or governmental charge which is being contested in good faith by proper proceedings being diligently pursued and for which adequate reserves have been established in accordance with GAAP.

         Section 4.14 Compliance with Laws. The Borrower shall comply in all material respects with all material applicable laws, rules, regulations, orders, and decrees of any Governmental Authority or arbitrator.

         Section 4.15 Compliance with Agreements. The Borrower shall comply in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or businesses, except where the failure to do so would not have a material adverse effect on the business, condition (financial or otherwise), operations or properties of the Borrower, any Material Subsidiary or the Companies (taken as a whole).

         Section 4.16 Notification. Except as permitted by Section 9.2 of the Loan Agreement and Section 9.2 of the Prime Loan Agreement, the Borrower shall promptly notify the Administrative Agent of (a) any Lien, security interest, encumbrance, or claim that has attached to or been made or asserted against any of the Collateral, (b) any material change in any of the Collateral, including, without limitation, any material damage to or loss of any material portion of the Collateral, (c) the occurrence of any other event that could have a material adverse effect on the Collateral or the security interest created hereunder, and
(d) the occurrence or existence of any Default.

         Section 4.17 Collection of Accounts. Except as otherwise provided in this Section or in any other Loan Document, the Borrower shall have the right to collect and receive payments on the Accounts. In connection with such collections, the Borrower may take (and, at the Administrative Agent's direction, shall take) such actions as the Borrower or the Administrative Agent may reasonably deem necessary or advisable to enforce collection of the Accounts.

         Section 4.18 Additional Securities. The Borrower shall not consent to or approve the issuance of any additional shares of any class of capital stock of the issuers of any of the Securities, or any securities convertible into, or exchangeable for, any such shares or any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any such shares.

         Section 4.19 Provide Information. The Borrower shall fully cooperate, to the extent reasonably requested by the Administrative Agent, in the completion of any notice, form, schedule, or other document filed by the Administrative Agent on its own behalf or on behalf of the Borrower, including, without limitation, any required notice or statement of beneficial ownership or of the acquisition of beneficial ownership of the Securities and any notice of proposed sale of such Securities pursuant to Rule 144 as promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended. Without limiting the generality of the foregoing, the Borrower shall furnish to the Administrative Agent any and all information which the Administrative Agent may reasonably request for purposes of any such filing, regarding the Borrower, the Securities, and any issuer of any of the Securities, and the Borrower shall disclose to the Administrative Agent all material adverse information known by the Borrower with respect to the operations of any issuer of any of the Securities.

         Section 4.20 Notification of Changes in Beneficial Ownership. The Borrower shall promptly notify the Administrative Agent of any sale of securities of any Subsidiary of the Borrower or by any Person named on the Borrower's Rule 144 questionnaire and shall furnish promptly to the Administrative Agent a copy of any Form 144 filed in respect of any such sale. In addition, if the Borrower or any other Person named in the Borrower's Rule 144 questionnaire shall file with the SEC a form or other document reporting any change in the beneficial ownership of the common stock of any Subsidiary of the Borrower, the Borrower shall promptly furnish to the Administrative Agent a copy of such form or document.

         Section 4.21 Restriction on Sales after Default. The Borrower shall not sell or suffer or permit any Person named in the accompanying Rule 144 questionnaire to sell any shares of the same class of securities as the Securities at any time after any Event of Default shall have occurred.

         Section 4.22 Fixtures. For any Collateral that is a fixture or an accession which has been attached to real estate or other goods prior to the perfection of the security interest granted in Section 2.1 hereof, the Borrower shall furnish to Administrative Agent, upon demand, a disclaimer of interest in each such fixture or accession and a consent in writing to the security interest of Administrative Agent therein, signed by all persons and entities having any interest in such fixture or accession by virtue of any interest in the real estate or other goods to which such fixture or accession has been attached.

         Section 4.23 Notation on Title Certificates. If certificates of title are issued or outstanding with respect to any of the Collateral, the Borrower shall cause the security interest granted in Section 2.1 hereof to be properly noted thereon.

                                    ARTICLE V

                       Rights of the Administrative Agent

         Section 5.1 Power of Attorney. The Borrower hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of the Borrower or in its own name, to take any and all action and to execute any and all documents and instruments which the Administrative Agent at any time and from time to time deems reasonably necessary or desirable to accomplish the purposes of this Agreement if an Event of Default shall have occurred and be continuing, and, without limiting the generality of the foregoing, the Borrower hereby gives the Administrative Agent the power and right on behalf of the Borrower and in its own name to do any of the following (subject to the rights of the Borrower under Sections 5.2 and 5.3 hereof), without notice to or the consent of the Borrower if an Event of Default shall have occurred and be continuing:

                  (a) to demand, sue for, collect, or receive in the name of the Borrower or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

     (b) to pay or discharge taxes, Liens, or other encumbrances levied or placed on or threatened against the Collateral;

     (c) to notify post office authorities to change the address for delivery of mail of the Borrower to an address designated by the Administrative Agent and to receive, open. and subsequently deliver to the Borrower mail addressed to the Borrower; and

                  (d) (i) to direct account Borrowers and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (ii) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against Borrowers, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (vi) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action, or proceeding brought against the Borrower with respect to any Collateral; (vi) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Administrative Agent may determine; (viii) to add or release any guarantor, indorser, surety, or other party to any of the Collateral; (ix) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (x) to make, settle, compromise, or adjust claims under any insurance policy covering any of the Collateral; (xi) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve, or realize upon the Collateral and the Administrative Agent's security interest therein; and (xii) to complete, execute and file with the SEC one or more notices of proposed sale of securities pursuant to Rule 144.

         This power of attorney is a power coupled with an interest and shall be irrevocable. Neither the Administrative Agent nor any Lender shall be under any duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Administrative Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither the Administrative Agent nor any Lender shall be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve, and realize upon its security interest in the Collateral. Neither the Administrative Agent nor any Lender shall be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.

         Section 5.2 Voting Rights. Unless and until an Event of Default shall have occurred and be continuing, the Borrower shall be entitled to exercise any and all voting rights pertaining to the Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement. The Administrative Agent shall execute and deliver to the Borrower all such proxies and other instruments as the Borrower may reasonably request for the purpose of enabling the Borrower to exercise the voting rights which it is entitled to exercise pursuant to this Section.

         Section 5.3 Dividends. Unless and until an Event of Default shall have occurred and be continuing, the Borrower shall be entitled to receive and retain the dividends on the Securities paid in cash out of earned surplus to the extent and only to the extent that such dividends are permitted by the Loan Agreement.

         Section 5.4 Setoff, Property Held by the Lenders. The Administrative Agent and each Lender shall have the right to set off and apply against the Secured Indebtedness, at any time and without notice to the Borrower, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Administrative Agent or any Lender to the Borrower whether or not the Secured Indebtedness is then due. As additional security for the Secured Indebtedness, the Borrower hereby grants the Administrative Agent and each Lender a security interest in all money, instruments, and other property of the Borrower now or hereafter held by the Administrative Agent or any Lender, including without limitation, property held in safekeeping. In addition to the Administrative Agent's and each Lender's right of setoff and as further security for the Secured Indebtedness, the Borrower hereby grants to each of them a security interest in all deposits (general or special, time or demand, provisional or final) of the Borrower now or hereafter on deposit with or held by any of them and all other sums at any time credited by or owing from the any of them to the Borrower. The rights and remedies of the Administrative Agent and each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which any of them may have.

         Section 5.5 Performance by the Secured Party. If the Borrower shall fail to perform any covenant or agreement contained in this Agreement, the Administrative Agent, may, at the direction of the Required Lenders, perform or attempt to perform such covenant or agreement on behalf of the Borrower. In such event, the Borrower shall, at the request of the Administrative Agent, promptly pay any amount expended by the Administrative Agent or any Lender in connection with such performance or attempted performance to the Administrative Agent, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Administrative Agent nor any Lender shall have any liability or responsibility for the performance of any obligations of the Borrower under this Agreement.

                                   ARTICLE VI

                                     Default

         Section 6.1 Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Administrative Agent shall have the following rights and remedies:

                  (a) In addition to all other rights and remedies granted to the Administrative Agent in this Agreement or in any other Loan Document or by applicable law, the Administrative Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Administrative Agent may (i) without demand or notice to the Borrower, collect, receive, or take possession of the Collateral or any part thereof and for that purpose the Administrative Agent may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (ii) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Administrative Agent shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of the Borrower, which right or equity of redemption is hereby expressly waived and released by the Borrower. Upon the request of the Administrative Agent, the Borrower shall assemble the Collateral and make it available to the Administrative Agent at any place designated by the Administrative Agent that is reasonably convenient to the Borrower and the Administrative Agent. The Borrower agrees that the Administrative Agent shall not be obligated to give more than five (5) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Administrative Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Borrower shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by the Administrative Agent or any Lender in connection with the collection of the Secured Indebtedness and the enforcement of the Administrative Agent's and the Lender's rights under this Agreement. The Borrower shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Indebtedness in full. The Administrative Agent and the Lenders may apply the Collateral against the Secured Indebtedness in such order and manner as the Administrative Agent and the Lenders may elect. The Borrower waives all rights of marshaling, valuation, and appraisal in respect of the Collateral.

                  (b) The Administrative Agent may cause any or all of the Collateral held by it to be transferred into the name of the Administrative Agent or the name or names of the Administrative Agent's nominee or nominees.

                  (c) The Administrative Agent may exercise or cause to be exercised all voting, consensual and other powers of ownership in respect of the Collateral and the Borrower shall deliver to the
         Administrative Agent, if requested by the Administrative Agent, irrevocable proxies with respect to the Securities in form satisfactory to the Administrative Agent.

                  (d) The Administrative Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

                  (e) On any sale of the Collateral, the Administrative Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Administrative Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

                  (f) The Borrower agrees that, because of the Securities Act of 1933, as amended, or any other laws or regulations, and for other reasons, there may be legal and/or practical restrictions or limitations affecting the Administrative Agent in any attempts to dispose of certain portions of the Securities and for the enforcement of their rights. For these reasons, the Administrative Agent is hereby authorized by the Borrower, but not obligated, upon the occurrence and during the continuation of an Event of Default, to sell all or any part of the Securities at private sale, subject to investment letter or in any other manner which will not require the Securities, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other laws or regulations, at a reasonable price at such private sale or other distribution in the manner mentioned above. The Borrower understands that the Administrative Agent may in its discretion approach a limited number of potential purchasers and that a sale under such circumstances may yield a lower price for the Securities, or any part or party thereof, than would otherwise be obtainable if such collateral were either afforded to a larger number or potential purchasers, or registered or sold in the open market. The Borrower agrees that such private sale shall be deemed to have been made in a commercially reasonable manner, and that the Administrative Agent has no obligation to delay sale of any Securities to permit the issuer thereof to register it for public sale under any applicable federal or state securities laws. The Administrative Agent is authorized, in connection with any such sale (a) to restrict the prospective bidders on or purchasers of any of the Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Securities and (b) to impose such other limitations or conditions in connection with any such sale as the Administrative Agent reasonably deems necessary in order to comply with applicable law. The Borrower covenants and agrees that it will execute and deliver such documents and take such other action as the Administrative Agent reasonably deems necessary in order that any such sale may be made in compliance with applicable law. Upon any such sale the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Securities so sold. Each purchaser at any such sale shall hold the Securities so sold absolutely, free from any claim or right of the Borrower of whatsoever kind, including any equity or right of redemption of the Borrower. The Borrower, to the extent permitted by applicable law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted.

                                   ARTICLE VII

                                  Miscellaneous

         Section 7.1 Indemnification. The Borrower hereby agrees to indemnify each Agent, each Lender and each Affiliate thereof and their respective officers, directors, employees, attorneys, and agents (collectively the "Indemnified Parties") from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, penalties, judgments, disbursements, costs, and expenses (including reasonable attorneys' fees) to which any of them may become subject which directly or indirectly arise from or relate to (a) the negotiation, execution, delivery, performance, administration, or enforcement of this Agreement or any other Loan Document, (b) any of the transactions contemplated by this Agreement or any other Loan Document, (c) any breach by the Borrower of any representation, warranty, covenant, or other agreement contained in this Agreement or any other Loan Document, or (d) any investigation, litigation, or other proceeding, including, without limitation, any threatened investigation, litigation, or other proceeding relating to any of the foregoing, INCLUDING, WITHOUT LIMITATION, THOSE ARISING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF ANY INDEMNIFIED PARTY.

         Section 7.2 No Waiver; Cumulative Remedies. No failure on the part of any Agent or the Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 7.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Agents, the Lenders and their respective heirs, successors, and assigns, except that the Borrower may not assign any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

         Section 7.4 Amendment; Entire Agreement. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER
WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

         Section 7.5 Notices. All notices and other communications provided for in this Agreement shall be given or made in accordance with Section 13.11 of the Loan Agreement to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof, or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section.

         Section 7.6 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     Section 7.7 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 7.8 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by any Agent or any Lender shall affect the representations and warranties or the right of any Agent or any Lender to rely upon them.

         Section 7.9 Waiver of Bond. In the event the Administrative Agent seeks to take possession of any or all of the Collateral by judicial process, the Borrower hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

         Section 7.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 7.11 Construction. The Borrower and the Administrative Agent acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel.

     Section  7.12  Obligations  Absolute.   All  rights  and  remedies  of  the
Administrative Agent hereunder, and all obligations of the Borrower hereunder, shall be absolute and unconditional irrespective of:

     (a) any lack of validity or enforceability of the Loan Agreement or any of the other Loan Documents or any other agreement or instrument relating to any of the foregoing;

                   (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Indebtedness, any or all of the Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement or any of the other Loan Documents;

     (c) any exchange, release, or nonperfection of any Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Indebtedness; or

                   (d) any other circumstance (other than payment in full of the
         Secured   Indebtedness)  that  might  otherwise  constitute  a  defense available to, or a discharge of, the Borrower.

         Section 7.13 Termination. If all of the Secured Indebtedness shall have been paid and performed in full and the Commitments shall have expired or terminated, the Administrative Agent shall, upon the written request of the Borrower and in accordance with applicable provisions of the Loan Agreement, promptly execute and deliver to the Borrower a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement as the Borrower may reasonably deem necessary or desirable, and shall duly assign and deliver to the Borrower (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Administrative Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGE TO FOLLOW.

                           Borrower Security Agreement

         IN WITNESS WHEREOF, the Borrower has duly executed this Agreement as of the day and year first written above.

                                       BORROWER:
                                       --------

                                       PRIME REFRACTIVE MANAGEMENT, L.L.C.,
                                       a Delaware limited liability company



                                                     By: /s/ Teena E. Belcik
                                                        Teena E. Belcik

                                                        Treasurer

                                                     Address for Notices:

                                               1301 Capital of Texas Highway
                                               Suite C-300
                                               Austin, Texas 78746
                                               Attn: Treasurer
                                               Fax Number:  (512) 328-8510
                                               Telephone Number:  (512) 314-4554

                           Borrower Security Agreement

                                   SCHEDULE 1

                                 MOTOR VEHICLES

None

                                   SCHEDULE 2

                                   SECURITIES

                                  Pledged Stock

None

                   Pledged Limited Liability Company Interests

         Prime Refractive, L.L.C., a Delaware limited liabilty company
                            - 60% membership interest

                                   SCHEDULE 3

                             LOCATION OF COLLATERAL

                       Location of Equipment and Inventory

1301 Capital of Texas Highway
Suite C-300

Austin, Travis County, Texas 78746-6550

                                   SCHEDULE 4

                            JURISDICTIONS FOR FILING

               Jurisdictions for Filing UCC-1 Financing Statements

Texas

                          BORROWER'S SECURITY AGREEMENT

                           BORROWER SECURITY AGREEMENT

     THIS BORROWER SECURITY AGREEMENT (the "Agreement") dated as of January
31, 2000, is executed by PRIME MEDICAL SERVICES, INC., a Delaware corporation (the "Debtor"), for the benefit of BANK OF AMERICA, N.A., a national banking association ("B of A"), not in its individual capacity but solely as administrative agent for itself and each of the other Lenders (each, a "Lender" and collectively, the "Lenders") as defined in the Loan Agreement (as hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent").

                                R E C I T A L S:
                                - - - - - - - -

         A. The Debtor, B of A, as administrative agent, BankBoston, N.A., as documentation agent, and the Lenders have entered into that certain Fourth Amended and Restated Loan Agreement dated January __, 2000, (as the same may be amended, restated, extended, supplemented or modified from time to time, the "Loan Agreement"), pursuant to which the Lenders have agreed to make a revolving loan to the Borrower with advances thereunder not to exceed an aggregate principal amount of Eighty-Six Million and 00/100 Dollars ($86,000,000.00) at any one time outstanding.

     B. The Agents and the Lenders have conditioned their obligations under the Loan Agreement upon the execution and delivery of this Agreement by the Debtor.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         Section 1.1 Terms Defined in Loan Agreement. Capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

         Section 1.2 Terms Defined in Uniform Commercial Code. Terms used herein which are defined in the Uniform Commercial Code as adopted by the State of Texas, unless otherwise defined herein or in the Loan Agreement, shall have their meanings as set forth in the Uniform Commercial Code as adopted by the State of Texas.

     Section 1.3 Additional Definitions. As used in this Agreement, the following terms shall have the following meanings:

                          BORROWER'S SECURITY AGREEMENT

                  "Accounts"  means any  "account,"  as such term is  defined in
Article 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all rights of the Debtor to payment for goods sold or leased or services rendered, whether or not earned by performance; (b) all accounts receivable of the Debtor; (c) all rights of the Debtor to receive any payment of money or other form of consideration; (d) all security pledged, assigned, or granted to or held by the Debtor to secure any of the foregoing; (e) all guaranties of, or indemnifications with respect to, any of the foregoing; and (f) all rights of the Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.

                  "Chattel Paper" means any "chattel paper," as such term is defined in Article 9 of the UCC, now owned or hereafter acquired by the Debtor.

                  "Collateral" has the meaning specified in Section 2.1 of this Agreement.

                  "Document"  means any  "document,"  as such term is defined in
Article 9 of the UCC, now owned or hereafter acquired by the Debtor, including, without limitation, all documents of title and warehouse receipts of the Debtor.

                  "Equipment"  means any "equipment," as such term is defined in
Article 9 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, and fixtures now owned or hereafter acquired by the Debtor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

                  "General Intangibles" means any "general intangibles," as such term is defined in Article 9 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all of the Debtor's patents, patent applications, patent rights, service marks, trademarks, trade names, trade secrets, intellectual property, registrations, goodwill, copyrights (including without limitation, those copyrights listed on Item A of Schedule 1 attached hereto), franchises, licenses (including without limitation, those copyright licenses listed on Item B of Schedule 1 attached hereto), permits, proprietary information, customer lists, designs, and inventions; (b) all of the Debtor's books, records, data, plans, manuals, computer software, and computer programs; (c) all of the Debtor's contract rights, including without limitation, (i) all of the Debtor's right, title and interest in that certain Stock Purchase Agreement dated as of April 26, 1996, executed by and between Lithotripters, Inc., the Debtor, and the sellers named therein; (d) all of the Debtor's partnership interests, joint venture, limited liability company,and membership interests (but only to the extent not otherwise pledged to the Administrative Agent pursuant to a separate pledge or security agreement), deposit accounts, investment accounts, and certificates of deposit; (e) all rights of the Debtor to payment under letters of credit and similar agreements;
(f) all tax refunds and tax refund claims of the Debtor; (g) all choses in action and causes of action of the Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of the Debtor; (h) all rights and claims of the Debtor under warranties and indemnities; and (i) all rights of the Debtor under any insurance, surety, or similar contract or arrangement.

                  "Instrument" means any "instrument," as such term is defined in Article 9 of the UCC and any note payable to Debtor or its order together with all collateral securing such note and all agreements and documents related thereto or arising therefrom, now owned or hereafter acquired by the Debtor.

                  "Inventory"  means any "inventory," as such term is defined in
Article 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all goods and other personal property of the Debtor that are held for sale or lease or to be furnished under any contract of service; (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials of the Debtor; (c) all wrapping, packaging, advertising, and shipping materials of the Debtor; (d) all goods that have been returned to, repossessed by, or stopped in transit by the Debtor; and (e) all Documents evidencing any of the foregoing.

                  "Investment Property" means "investment property," as such term is defined in Section 9.115(a)(6) of the Texas Business and Commerce Code.

                  "Motor Vehicle" means all cars, trucks, vans and other motor vehicles now owned or hereafter acquired by the Debtor which are used by the Debtor for the transfer of lithotripters and lithotripsy related equipment, including without limitation, those motor vehicles listed on Schedule 2 hereto, and any and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                  "Proceeds"  means any  "proceeds,"  as such term is defined in
Article 9 of the UCC and, in any event,  shall  include,  but not be limited to,
(a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to the Debtor from time to time with respect to any of the Collateral,
(b) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Securities" means all shares of stock of any Person now owned or hereafter acquired by the Debtor including, without limitation, each of the shares listed on Schedule 3 hereto, and all dividends, cash, stock dividends, instruments and other investment property from time to time received, receivable by, or otherwise distributed to the Debtor for its own account in respect of or in exchange for any or all of such shares, and the certificates representing such shares.

                  "UCC" means the Uniform Commercial Code as in effect in the State of Texas or, if so required with respect to any particular Collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

                                   ARTICLE II

                          Security Interest and Pledge

         Section 2.1 Security Interest and Pledge. The Debtor hereby pledges and grants to the Administrative Agent, for the pro rata benefit of the Lenders, a lien on and security interest in all of the Debtor's right, title, and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):

                  (a)      all Accounts;

                  (b)      all Chattel Paper;

                  (c)      all Instruments;

                  (d)      all General Intangibles and all Securities;

                  (e)      all Investment Property;

                  (f)      all Documents;

                    (g) all Equipment,  including, without limitation, all Motor
               Vehicles;

                  (h) all Inventory;

                    (i) all other  goods and  personal  property  of the  Debtor whether tangible or intangible; and

                    (j) all Proceeds and products of any or all of the foregoing.

         Section 2.2 Secured Indebtedness. The Collateral shall secure the following obligations, indebtedness, and liabilities (whether at stated maturity, by acceleration or otherwise) (all such obligations, indebtedness, and liabilities being hereinafter sometimes called the "Secured Indebtedness"):

                  (a)      the Obligations;

                  (b) all reasonable costs and expenses, including, without limitation, all reasonable attorneys' fees and legal expenses, incurred by any of the Agents or any Lender to preserve and maintain the Collateral, collect the obligations herein described, and enforce this Agreement; and

     (c) all extensions, renewals, and modifications of any of the foregoing.

         Section 2.3 Debtor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) the Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Administrative Agent nor any Lender shall have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Administrative Agent or any Lender be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                   ARTICLE III

                         Representations and Warranties

         To induce the Administrative Agent to enter into this Agreement and the Agents and the Lenders to enter into the Loan Agreement, the Debtor represents and warrants to the Administrative Agent that:

         Section 3.1 Title. The Debtor is, and with respect to Collateral acquired after the date hereof the Debtor will be, the legal and beneficial owner of the Collateral free and clear of any Lien, security interest, pledge, claim or other encumbrance (except for Liens permitted by Section 9.2 of the Loan Agreement and liens in favor of the Refractive Administrative Agent (as hereinafter defined)) or, with respect to the Securities, any right or option on the part of any Person (other than the Lenders) to purchase or otherwise acquire the Securities or any part thereof, except for the security interests granted hereunder, Liens permitted by Section 9.2 of the Loan Agreement, and liens in favor of the Prime Administrative Agent (as hereinafter defined). Debtor has granted subordinate liens and security interests in the Collateral in favor of Bank of America, N.A., as Administrative Agent under the Loan Agreement dated as of the date hereof (the "Refractive Loan Agreement") among Prime Refractive Management, L.L.C., a Delaware limited liability company, Bank of America, N.A., as Administrative Agent (the "Refractive Administrative Agent"), BankBoston, N.A., as Documentation Agent, and the lenders from time to time party thereto ("Refractive Lenders").

         Section 3.2 Accounts. Unless the Debtor has given the Administrative Agent written notice to the contrary, whenever the security interest granted hereunder attaches to an Account, the Debtor shall be deemed to have represented and warranted to the Administrative Agent as to each and all of its Accounts that (a) each Account is genuine and in all respects what it purports to be, (b) each Account represents the legal, valid, and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services by the Debtor or the sale or lease of goods by the Debtor, (c) the amount of each Account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (d) no Account is subject to any offset, counterclaim, or other defense.

         Section 3.3 Rule 144 Securities. With respect to all Collateral that is Securities which are subject to Rule 144 under the Securities Act of 1933, as such rule and act are amended at the time in question and any successor in whole or in part thereto, (a) the Debtor is the beneficial and record owner thereof, free and clear of any Liens or transfer restrictions (other than restrictions on the amount thereof which may be sold, and the manner in which sales may be made, imposed by such Rule 144), (b) the Debtor acquired such Securities directly from the issuer thereof more than two (2) years prior to the date hereof in transactions not involving any public offering, (c) the Debtor paid the purchase price therefor in cash more than two (2) years prior to the date hereof, (d) since such date of acquisition, the Debtor has not had a short position in, or any put or option to dispose of, any capital stock of any issuer thereof or Securities convertible into capital stock of any issuer thereof, (e) neither the Debtor, nor any person or entity, the sales of which are required by Rule 144 to be aggregated with the sales of the Debtor, has sold any capital stock of any issuer of such Securities during the period of six (6) months prior to the date hereof, other than sales pursuant to an effective registration statement under the Securities Act of 1933, as amended, and (f) to the Debtor's best knowledge, each issuer of such Securities has timely filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended.

         Section 3.4 Financing Statements. No financing statement, security agreement, or other Lien instrument covering all or any part of the Collateral is on file in any public office, except as may have been filed in favor of the Refractive Administrative Agent, any lender under the Refractive Agreement, Administrative Agent, or any Lender pursuant to this Agreement. The Debtor has not within the past five (5) years had a trade name or done business under any name other than its legal name set forth at the beginning of this Agreement.

         Section 3.5 Principal Place of Business. The principal place of business and chief executive office of the Debtor, and the office where the Debtor keeps its books and records, is located at the address of the Debtor shown on the signature pages of this Agreement.

         Section 3.6 Location of Collateral. All Inventory and Equipment of the Debtor are located at the places specified on Schedule 4 hereto. The Debtor has exclusive possession and control of its Inventory and Equipment. None of the Inventory or Equipment of the Debtor is evidenced by a Document (including, without limitation, a negotiable document of title). All Instruments, Chattel Paper, Securities and certificates of title of the Debtor have been delivered to the Administrative Agent.

         Section 3.7 Perfection. Upon the filing of Uniform Commercial Code financing statements in the jurisdictions listed on Schedule 5 attached hereto, and upon the Administrative Agent's obtaining possession of all Documents, Instruments, Chattel Paper, Securities and certificates of title of the Debtor, and upon the Administrative Agent's obtaining control of all Investment Property, the security interest in favor of the Administrative Agent created herein will constitute a valid and perfected Lien upon and security interest in the Collateral, subject to no equal or prior Lien, except as permitted by
Section 9.2 of the Loan Agreement.

                                   ARTICLE IV

                                    Covenants

         The Debtor covenants and agrees with the Administrative Agent that until the Secured Indebtedness is paid and performed in full and the Commitments have terminated:

         Section 4.1 Encumbrances. Except as permitted by Section 9.2 of the Loan Agreement, the Debtor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any Lien, security interest, or other encumbrance on the Collateral, and shall defend the Debtor's rights in the Collateral and the Administrative Agent's security interest in the Collateral against the claims and demands of all Persons. The Debtor shall do nothing to impair the rights of the Administrative Agent in the Collateral.

         Section 4.2 Delivery. Prior to or concurrently with the execution and delivery of this Agreement, Debtor shall deliver to the Administrative Agent to acknowledge all certificates identified on Schedule 4 hereto, with all Chattel Paper, Instruments and Documents of the Debtor.

         Section 4.3 Modification of Accounts. The Debtor shall, in accordance with prudent business practices, endeavor to collect or cause to be collected from each account debtor under its Accounts, as and when due, any and all amounts owing under such Accounts. Without the prior written consent of the Administrative Agent, the Debtor shall not (a) grant any extension of time on any Account for any payment or grant extensions of time for payments on its Accounts which cause the aggregate amount of all payments extended by the Debtor on its Accounts during any fiscal year of the Debtor to exceed $150,000.00, (b) compromise, compound, or settle any of the Accounts for less than the full amount thereof; provided, however, that the Debtor may compromise, compound or settle any Account which is an amount less than $50,000.00, provided the aggregate amount compromised, compounded or settled during any fiscal year of the Debtor shall not exceed $150,000.00, (c) release, in whole or in part, any Person liable for payment of an Account in excess of $50,000.00, (d) allow any credit or discount for payment with respect to any Account in excess of $50,000.00, other than trade discounts granted in the ordinary course of business; provided, however, that the aggregate amount of all credits or discounts granted during any fiscal year of the Debtor shall not exceed $150,000.00, or (e) release any Lien, security interest, or guaranty securing any Account in excess of $50,000.00.

         Section 4.4 Disposition of Collateral. The Debtor shall not sell, lease, assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, the Collateral or any part thereof without the prior written consent of the Administrative Agent, except the Debtor may sell Inventory in the ordinary course of business.

         Section 4.5 Distributions. If the Debtor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or an exchange for any Collateral or otherwise, the Debtor agrees to accept the same as the Administrative Agent's agent and to hold the same in trust for the Administrative Agent and to deliver the same forthwith to the Administrative Agent in the exact form received, with the appropriate endorsement of the Debtor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by the Administrative Agent on its own behalf and on behalf of Refractive Administrative Agent as additional Collateral for the Secured Indebtedness, subject to the terms hereof. Any sums paid upon or in respect of the Securities upon the liquidation or dissolution of the issuer thereof shall be paid over to the Administrative Agent to be held by it as additional Collateral for the Secured Indebtedness subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Securities or any property shall be distributed upon or with respect to the Securities pursuant to any recapitalization or reclassification of the capital of the issuer thereof or pursuant to any reorganization of the issuer thereof, the property so distributed shall be delivered to the Administrative Agent to be held by it, as additional Collateral for the Secured Indebtedness, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Securities that are received by the Debtor shall, until paid or delivered to the Administrative Agent, be held by the Debtor in trust as additional security for the Secured Indebtedness.

         Section 4.6 Further Assurances. At any time and from time to time, upon the request of the Administrative Agent, and at the sole expense of the Debtor, the Debtor shall promptly execute and deliver all such further instruments, agreements, and documents and take such further action as the Administrative Agent may reasonably deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement. Without limiting the generality of the foregoing, the Debtor shall: (a) execute and deliver to the Administrative Agent such financing statements as the Administrative Agent may from time to time require; (b) deliver and pledge to the Administrative Agent all Documents (including, without limitation, negotiable documents of title) evidencing Inventory or Equipment;
(c) deliver and pledge to the Administrative Agent all certificates of title required by the Loan Agreement, Instruments and Chattel Paper of the Debtor with any necessary endorsements; and (d) execute and deliver to the Administrative Agent such other documents, instruments, and agreements as the Administrative Agent may reasonably require to perfect and maintain the validity, effectiveness, and priority of the Loan Documents and the Liens intended to be created thereby. The Debtor authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Debtor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

         Section 4.7 Risk of Loss; Insurance. The Agents and the Lenders shall not be responsible for any loss or damage to the Collateral. The Debtor shall, at its own expense, maintain insurance with financially sound and reputable insurance companies in such amounts and covering such risks as is usually carried by corporations engaged in similar businesses and owning similar properties in the same general areas in which the Debtor operates consistent with past practices and to the extent available on commercially reasonable terms, provided that in any event the Debtor will maintain workmen's compensation insurance, property insurance, comprehensive general liability insurance, professional liability insurance and business interruption insurance reasonably satisfactory to the Administrative Agent. Each insurance policy covering Collateral shall name the Administrative Agent as loss payee for the benefit of the Lenders as its interest may appear and shall provide that such policy will not be canceled or reduced without thirty (30) days prior written notice to the Administrative Agent.

         Section 4.8 Inspection Rights. The Debtor shall permit the Administrative Agent and each Lender and their respective representatives to examine, inspect, and audit the Collateral and to examine, inspect, and copy the Debtor's books and records at any reasonable time and as often as the Administrative Agent or any such Lender may desire. The Administrative Agent and each Lender may at any time and from time to time contact account debtors and other obligors to verify the existence, amounts, and terms of the Debtor's Accounts.

         Section 4.9 Corporate Changes. The Debtor shall not change its name, identity, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless the Debtor shall have given the Administrative Agent thirty (30) days prior written notice thereof and shall have taken all action reasonably deemed necessary or desirable by the Administrative Agent to make each financing statement not seriously misleading. The Debtor shall not change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given the Administrative Agent thirty (30) days prior written notice thereof and shall have taken all action reasonably deemed necessary or desirable by the Administrative Agent to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

         Section 4.10 Books and Records; Information. The Debtor shall keep accurate and complete books and records of the Collateral and the Debtor's business and financial condition in accordance with GAAP. The Debtor shall from time to time at the request of the Administrative Agent deliver to the Administrative Agent such information regarding the Collateral and the Debtor as the Administrative Agent may reasonably request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. The Debtor shall mark its records to reflect the security interest of the Administrative Agent hereunder.

         Section 4.11      Equipment and Inventory.
                           -----------------------

                  (a) The Debtor shall keep the Equipment and Inventory at the locations specified on Schedule 5 hereto or, upon thirty (30) days prior written notice to the Administrative Agent, at such other places within the United States of America where all action required to perfect the Administrative Agent's security interest in the Equipment and Inventory with the priority required by this Agreement shall have been taken.

               (b) The Debtor shall maintain the Equipment and Inventory in accordance with Section 8.3 of the Loan Agreement.

         Section 4.12 Warehouse Receipts Non-Negotiable. The Debtor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section
7.104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under relevant law).

         Section 4.13 Taxes and Claims. The Debtor shall pay and discharge, before the same become delinquent, (a) all material taxes, assessments, and governmental charges imposed upon it or upon any of its property, and (b) all material lawful claims that, if unpaid, might become a Lien upon any of its property; provided, however, that the Debtor shall not be required to pay or discharge any such tax, assessment, or governmental charge which is being contested in good faith by proper proceedings being diligently pursued and for which adequate reserves have been established in accordance with GAAP.

         Section 4.14 Compliance with Laws. The Debtor shall comply in all material respects with all material applicable laws, rules, regulations, orders, and decrees of any Governmental Authority or arbitrator.

         Section 4.15 Compliance with Agreements. The Debtor shall comply in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or businesses, except where the failure to do so would not have a material adverse effect on the business, condition (financial or otherwise), operations or properties of the Borrower, any Material Subsidiary or the Companies (taken as a whole).

         Section 4.16 Notification. Except as permitted by Section 9.2 of the Loan Agreement, the Debtor shall promptly notify the Administrative Agent of (a) any Lien, security interest, encumbrance, or claim that has attached to or been made or asserted against any of the Collateral, (b) any material change in any of the Collateral, including, without limitation, any material damage to or loss of any material portion of the Collateral, (c) the occurrence of any other event that could have a material adverse effect on the Collateral or the security interest created hereunder, and (d) the occurrence or existence of any Default.

         Section 4.17 Collection of Accounts. Except as otherwise provided in this Section or in any other Loan Document, the Debtor shall have the right to collect and receive payments on the Accounts. In connection with such collections, the Debtor may take (and, at the Administrative Agent's direction, shall take) such actions as the Debtor or the Administrative Agent may reasonably deem necessary or advisable to enforce collection of the Accounts.

         Section 4.18 Additional Securities. The Debtor shall not consent to or approve the issuance of any additional shares of any class of capital stock of the issuers of any of the Securities, or any securities convertible into, or exchangeable for, any such shares or any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any such shares.

         Section 4.19 Provide Information. The Debtor shall fully cooperate, to the extent reasonably requested by the Administrative Agent, in the completion of any notice, form, schedule, or other document filed by the Administrative Agent on its own behalf or on behalf of the Debtor, including, without limitation, any required notice or statement of beneficial ownership or of the acquisition of beneficial ownership of the Securities and any notice of proposed sale of such Securities pursuant to Rule 144 as promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended. Without limiting the generality of the foregoing, the Debtor shall furnish to the Administrative Agent any and all information which the Administrative Agent may reasonably request for purposes of any such filing, regarding the Debtor, the Securities, and any issuer of any of the Securities, and the Debtor shall disclose to the Administrative Agent all material adverse information known by the Debtor with respect to the operations of any issuer of any of the Securities.

         Section 4.20 Notification of Changes in Beneficial Ownership. The Debtor shall promptly notify the Administrative Agent of any sale of securities of any Subsidiary of the Debtor or by any Person named on the Debtor's Rule 144 questionnaire and shall furnish promptly to the Administrative Agent a copy of any Form 144 filed in respect of any such sale. In addition, if the Debtor or any other Person named in the Debtor's Rule 144 questionnaire shall file with the SEC a form or other document reporting any change in the beneficial ownership of the common stock of any Subsidiary of the Debtor, the Debtor shall promptly furnish to the Administrative Agent a copy of such form or document.

         Section 4.21 Restriction on Sales after Default. The Debtor shall not sell or suffer or permit any Person named in the accompanying Rule 144 questionnaire to sell any shares of the same class of securities as the Securities at any time after any Event of Default shall have occurred.

         Section 4.22 Fixtures. For any Collateral that is a fixture or an accession which has been attached to real estate or other goods prior to the perfection of the security interest granted in Section 2.1 hereof, the Debtor shall furnish to Administrative Agent, upon demand, a disclaimer of interest in each such fixture or accession and a consent in writing to the security interest of Administrative Agent therein, signed by all persons and entities having any interest in such fixture or accession by virtue of any interest in the real estate or other goods to which such fixture or accession has been attached.

         Section 4.23 Notation on Title Certificates. If certificates of title are issued or outstanding with respect to any of the Collateral, the Debtor shall cause the security interest granted in Section 2.1 hereof to be properly noted thereon.

                                    ARTICLE V

                       Rights of the Administrative Agent

         Section 5.1 Power of Attorney. The Debtor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of the Debtor or in its own name, to take any and all action and to execute any and all documents and instruments which the Administrative Agent at any time and from time to time deems reasonably necessary or desirable to accomplish the purposes of this Agreement if an Event of Default shall have occurred and be continuing, and, without limiting the generality of the foregoing, the Debtor hereby gives the Administrative Agent the power and right on behalf of the Debtor and in its own name to do any of the following (subject to the rights of the Debtor under Sections 5.2 and 5.3 hereof), without notice to or the consent of the Debtor if an Event of Default shall have occurred and be continuing:

                  (a) to demand, sue for, collect, or receive in the name of the Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

               (b) to pay or discharge taxes, Liens, or other encumbrances levied or placed on or threatened against the Collateral;

               (c) to notify post office authorities to change the address for delivery of mail of the Debtor to an address designated by the Administrative Agent and to receive, open. and subsequently deliver to the Debtor mail addressed to the Debtor; and

                  (d) (i) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (ii) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (vi) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action, or proceeding brought against the Debtor with respect to any Collateral; (vi) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Administrative Agent may determine; (viii) to add or release any guarantor, indorser, surety, or other party to any of the Collateral; (ix) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (x) to make, settle, compromise, or adjust claims under any insurance policy covering any of the Collateral; (xi) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve, or realize upon the Collateral and the Administrative Agent's security interest therein; and (xii) to complete, execute and file with the SEC one or more notices of proposed sale of securities pursuant to Rule 144.

         This power of attorney is a power coupled with an interest and shall be irrevocable. Neither the Administrative Agent nor any Lender shall be under any duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Administrative Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither the Administrative Agent nor any Lender shall be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve, and realize upon its security interest in the Collateral. Neither the Administrative Agent nor any Lender shall be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.

         Section 5.2 Voting Rights. Unless and until an Event of Default shall have occurred and be continuing, the Debtor shall be entitled to exercise any and all voting rights pertaining to the Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement. The Administrative Agent shall execute and deliver to the Debtor all such proxies and other instruments as the Debtor may reasonably request for the purpose of enabling the Debtor to exercise the voting rights which it is entitled to exercise pursuant to this Section.

         Section 5.3 Dividends. Unless and until an Event of Default shall have occurred and be continuing, the Debtor shall be entitled to receive and retain the dividends on the Securities paid in cash out of earned surplus to the extent and only to the extent that such dividends are permitted by the Loan Agreement.

         Section 5.4 Setoff, Property Held by the Lenders. The Administrative Agent and each Lender shall have the right to set off and apply against the Secured Indebtedness, at any time and without notice to the Debtor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Administrative Agent or any Lender to the Debtor whether or not the Secured Indebtedness is then due. As additional security for the Secured Indebtedness, the Debtor hereby grants the Administrative Agent and each Lender a security interest in all money, instruments, and other property of the Debtor now or hereafter held by the Administrative Agent or any Lender, including without limitation, property held in safekeeping. In addition to the Administrative Agent's and each Lender's right of setoff and as further security for the Secured Indebtedness, the Debtor hereby grants to each of them a security interest in all deposits (general or special, time or demand, provisional or final) of the Debtor now or hereafter on deposit with or held by any of them and all other sums at any time credited by or owing from the any of them to the Debtor. The rights and remedies of the Administrative Agent and each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which any of them may have.

         Section 5.5 Performance by the Secured Party. If the Debtor shall fail to perform any covenant or agreement contained in this Agreement, the Administrative Agent, may, at the direction of the Required Lenders, perform or attempt to perform such covenant or agreement on behalf of the Debtor. In such event, the Debtor shall, at the request of the Administrative Agent, promptly pay any amount expended by the Administrative Agent or any Lender in connection with such performance or attempted performance to the Administrative Agent, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Administrative Agent nor any Lender shall have any liability or responsibility for the performance of any obligations of the Debtor under this Agreement.

                                   ARTICLE VI

                                     Default

         Section 6.1 Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Administrative Agent shall have the following rights and remedies:

                  (a) In addition to all other rights and remedies granted to the Administrative Agent in this Agreement or in any other Loan Document or by applicable law, the Administrative Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Administrative Agent may (i) without demand or notice to the Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose the Administrative Agent may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (ii) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Administrative Agent shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of the Debtor, which right or equity of redemption is hereby expressly waived and released by the Debtor. Upon the request of the Administrative Agent, the Debtor shall assemble the Collateral and make it available to the Administrative Agent at any place designated by the Administrative Agent that is reasonably convenient to the Debtor and the Administrative Agent. The Debtor agrees that the Administrative Agent shall not be obligated to give more than five (5) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Administrative Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by the Administrative Agent or any Lender in connection with the collection of the Secured Indebtedness and the enforcement of the Administrative Agent's and the Lender's rights under this Agreement. The Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Indebtedness in full. The Administrative Agent and the Lenders may apply the Collateral against the Secured Indebtedness in such order and manner as the Administrative Agent and the Lenders may elect. The Debtor waives all rights of marshaling, valuation, and appraisal in respect of the Collateral.

                  (b) The Administrative Agent may cause any or all of the Collateral held by it to be transferred into the name of the Administrative Agent or the name or names of the Administrative Agent's nominee or nominees.

                  (c) The Administrative Agent may exercise or cause to be exercised all voting, consensual and other powers of ownership in respect of the Collateral and the Debtor shall deliver to the Administrative Agent, if requested by the Administrative Agent, irrevocable proxies with respect to the Securities in form satisfactory to the Administrative Agent.

                  (d) The Administrative Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

                  (e) On any sale of the Collateral, the Administrative Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Administrative Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

                  (f) The Debtor agrees that, because of the Securities Act of 1933, as amended, or any other laws or regulations, and for other reasons, there may be legal and/or practical restrictions or limitations affecting the Administrative Agent in any attempts to dispose of certain portions of the Securities and for the enforcement of their rights. For these reasons, the Administrative Agent is hereby authorized by the Debtor, but not obligated, upon the occurrence and during the continuation of an Event of Default, to sell all or any part of the Securities at private sale, subject to investment letter or in any other manner which will not require the Securities, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other laws or regulations, at a reasonable price at such private sale or other distribution in the manner mentioned above. The Debtor understands that the Administrative Agent may in its discretion approach a limited number of potential purchasers and that a sale under such circumstances may yield a lower price for the Securities, or any part or party thereof, than would otherwise be obtainable if such collateral were either afforded to a larger number or potential purchasers, or registered or sold in the open market. The Debtor agrees that such private sale shall be deemed to have been made in a commercially reasonable manner, and that the Administrative Agent has no obligation to delay sale of any Securities to permit the issuer thereof to register it for public sale under any applicable federal or state securities laws. The Administrative Agent is authorized, in connection with any such sale (a) to restrict the prospective bidders on or purchasers of any of the Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Securities and (b) to impose such other limitations or conditions in connection with any such sale as the Administrative Agent reasonably deems necessary in order to comply with applicable law. The Debtor covenants and agrees that it will execute and deliver such documents and take such other action as the Administrative Agent reasonably deems necessary in order that any such sale may be made in compliance with applicable law. Upon any such sale the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Securities so sold. Each purchaser at any such sale shall hold the Securities so sold absolutely, free from any claim or right of the Debtor of whatsoever kind, including any equity or right of redemption of the Debtor. The Debtor, to the extent permitted by applicable law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted.

                                   ARTICLE VII

                                  Miscellaneous

         Section 7.1 Indemnification. The Debtor hereby agrees to indemnify each Agent, each Lender and each Affiliate thereof and their respective officers, directors, employees, attorneys, and agents (collectively the "Indemnified Parties") from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, penalties, judgments, disbursements, costs, and expenses (including reasonable attorneys' fees) to which any of them may become subject which directly or indirectly arise from or relate to (a) the negotiation, execution, delivery, performance, administration, or enforcement of this Agreement or any other Loan Document, (b) any of the transactions contemplated by this Agreement or any other Loan Document, (c) any breach by the Debtor of any representation, warranty, covenant, or other agreement contained in this Agreement or any other Loan Document, or (d) any investigation, litigation, or other proceeding, including, without limitation, any threatened investigation, litigation, or other proceeding relating to any of the foregoing, INCLUDING, WITHOUT LIMITATION, THOSE ARISING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF ANY INDEMNIFIED PARTY.

         Section 7.2 No Waiver; Cumulative Remedies. No failure on the part of any Agent or the Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 7.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Debtor, the Agents, the Lenders and their respective heirs, successors, and assigns, except that the Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

         Section 7.4 Amendment; Entire Agreement. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER
WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

         Section 7.5 Notices. All notices and other communications provided for in this Agreement shall be given or made in accordance with Section 13.11 of the Loan Agreement to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof, or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section.

         Section 7.6 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     Section 7.7 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 7.8 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by any Agent or any Lender shall affect the representations and warranties or the right of any Agent or any Lender to rely upon them.

         Section 7.9 Waiver of Bond. In the event the Administrative Agent seeks to take possession of any or all of the Collateral by judicial process, the Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

         Section 7.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 7.11 Construction. The Debtor and the Administrative Agent acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel.

     Section  7.12  Obligations  Absolute.   All  rights  and  remedies  of  the
Administrative Agent hereunder, and all obligations of the Debtor hereunder, shall be absolute and unconditional irrespective of:

               (a) any lack of validity or enforceability of the Loan Agreement or any of the other Loan Documents or any other agreement or instrument relating to any of the foregoing;

                   (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Indebtedness, any or all of the Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement or any of the other Loan Documents;

               (c) any exchange, release, or nonperfection of any Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Indebtedness; or

                   (d) any other circumstance (other than payment in full of the
         Secured   Indebtedness)  that  might  otherwise  constitute  a  defense available to, or a discharge of, the Debtor.

         Section 7.13 Renewal. Debtor acknowledges that this Agreement has been given in amendment, renewal, restatement and confirmation of Debtor's obligations, covenants, and agreements contained in the Guarantor Security Agreement previously executed by Debtor in favor of Administrative Agent and the Lenders, dated April 26, 1996, as amended, confirmed, and renewed from time to time (the "Previous Agreement"). Debtor further confirms and agrees that neither the execution of the Loan Agreement or any other Loan Document, nor the consummation of the transactions described therein, shall in any way affect the liens under the Previous Agreement, and the obligations, liens, and security interests evidenced by the Previous Agreement continue in full force and effect as modified, amended, and restated by the terms contained herein.

         Section 7.14 Termination. If all of the Secured Indebtedness shall have been paid and performed in full and the Commitments shall have expired or terminated, the Administrative Agent shall, upon the written request of the Debtor and in accordance with applicable provisions of the Loan Agreement, promptly execute and deliver to the Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement as the Debtor may reasonably deem necessary or desirable, and shall duly assign and deliver to the Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Administrative Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.

                            SIGNATURE PAGE TO FOLLOW.

                          BORROWER'S SECURITY AGREEMENT

         IN WITNESS WHEREOF, the Debtor has duly executed this Agreement as of the day and year first written above.

                                     DEBTOR:

                                               PRIME MEDICAL SERVICES, INC.,
                                                 a Delaware corporation

                                               By: /s/ Teena E. Belcik
                                                          Teena E. Belcik
                                                          Treasurer

                                               Address for Notices:

                                               1301 Capital of Texas Highway
                                               Suite C-300
                                               Austin, Texas 78746
                                               Attn: Treasurer
                                               Fax Number:  (512) 328-8510
                                               Telephone Number:  (512) 314-4554

                          BORROWER'S SECURITY AGREEMENT

                                   SCHEDULE 1

Item A

         Intellectual Property
                           None

Item B

         Copyrights
                  None

                                   SCHEDULE 2

                                 MOTOR VEHICLES

None.

                                   SCHEDULE 3

                                   SECURITIES

                             SHARES OF SUBSIDIARIES

                                  Pledged Stock

Prime Medical Operating, Inc., a Delaware         - 1,000 shares of common stock
         corporation
Ohio Litho, Inc., a Delaware corporation          - 1,000 shares of common stock
R.R. Litho, Inc., a Delaware corporation          - 1,000 shares of common stock
Lithotripters, Inc., a North Carolina corporation -40,000 shares of common stock FastStart, Inc., a North Carolina corporation -10,000 shares of common stock National Lithotripters Association, Inc., a North

         Carolina corporation                         100 shares of common stock
Prostatherapies, Inc., a Delaware corporation         100 shares of common stock
MedTech Investments, Inc., a North Carolina
         corporation                                5,375 shares of common stock


                           SHARES OF NON-SUBSIDIARIES

                                  Pledged Stock

American Physicians Service Group, Inc.           -50,000 shares of Common Stock

                                   SCHEDULE 4

                             LOCATION OF COLLATERAL

                       Location of Equipment and Inventory

1301 Capital of Texas Highway
Suite C-300

Austin, Travis County, Texas 78746-6550

                                   SCHEDULE 5

                            JURISDICTIONS FOR FILING

               Jurisdictions for Filing UCC-1 Financing Statements

Texas